DATE: 3rd April 2023

STATE WISDOM HOLDINGS LIMITED

(the "Subscriber")

and

I WIN HOLDINGS LIMITED

(the "Company")

SECOND SUPPLEMENTAL INVESTMENT AGREEMENT

THIS SECOND SUPPLEMENTAL INVESTMENT AGREEMENT (this "**2nd Supplemental Agreement**") is made on 3rd April 2023

BETWEEN:

(1) **STATE WISDOM HOLDINGS LIMITED**, a limited liability company incorporated and existing under the laws of British Virgin Islands having its registered office at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (the "**Subscriber**"); and

(2) **I Win Holdings Limited**, a limited liability company incorporated and existing under the laws of Hong Kong having its registered office at Room 201, 2/F, China Insurance Group Building, 141 Des Voeux Road Central, Central, Hong Kong (the "**Company**").

(The Subscribers and the Company shall be collectively referred to as the "**Parties**" and each a "**Party**".)

WHEREAS:

(A) The Parties entered into an investment agreement dated 22 July 2022 (the "**Investment Agreement**") and a supplemental investment agreement dated 22 November 2022 (the "**1st Supplemental Agreement**") in relation to the subscription of 5% of the issued share capital of the Listing Vehicle (the "**Investment Agreement**", together with the 1st Supplemental Agreement, the "**Agreement**").

(B) The Parties have agreed that the Agreement be varied in the manner contained herein.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. INTERPRETATION

1.1 In this 2nd Supplemental Agreement and unless the context otherwise requires, terms used and defined in the Agreement shall have the same meanings when used herein.

1.2 Reference to a Clause, unless the context otherwise requires, shall be construed as the respective clause of the Agreement.

2. AMENDMENTS TO THE AGREEMENT

With effect from the date of this 2nd Supplemental Agreement, the terms of the Agreement shall be deemed to be amended as follows:

2.1 The existing <u>Schedule 2 of the Investment Agreement</u> shall be deleted in its entirety and be substituted by the following new <u>Schedule 2</u>:

"

SCHEDULE 2

CORPORATE STRUCTURE OF THE GROUP IMMEDIATELY AFTER THE REORGANISATION



SHUM, Ngan Sammy
(Nationality: Chinese)
ZHU Yun
(Nationality: Chinese)
LAU, Kam Yan Karen
(Nationality: Chinese)
WU, Hin Lun
(Nationality: Chinese)
HO, Wing Lim
(Nationality: Chinese)
100%
100%
100%
100%
100%
Golden Garden (BVI) Limited
(Incorporated in BVI)
(Incorporated in BVI)
Courageous Wealth Limited
(Incorporated in BVI)
Capital Hero Global Limited
(Incorporated in BVI)
(Incorporated in BVI)
8%
10%
64%
14%
4%
Oriental Moon Tree Limited
(Incorporated in BVI)
State Wisdom Holdings Limited
(Incorporated in BVI)
(Incorporated in BVI)
90%
5%
5%
Garden Stage Limited
(Incorporated in Cayman Islands)
100%
(Incorporated in BVI)
100%
I Win Holdings Limited
(Incorporated in Hong Kong)
100%
100%
(Incorporated in Hong Kong)
(Incorporated in Hong Kong)

"

3. GENERAL

3.1 Subject only to the variations herein contained and such other alterations (if any) as may be necessary to make the Agreement consistent with this 2nd Supplemental Agreement, the Agreement shall remain in full force and effect and shall be read and construed and be enforceable as if the terms of this 2nd Supplemental Agreement were inserted therein by way of addition or substitution, as the case may be.

4. COUNTERPARTS

4.1 This 2nd Supplemental Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of parties hereto may execute this 2nd Supplemental Agreement by signing any such counterparts.

5. GOVERNING LAW

5.1 This 2nd Supplemental Agreement shall be governed and construed in accordance with the laws of Hong Kong.

6. RIGHTS OF THIRD PARTIES

6.1 A person who is not a party to this 2nd Supplemental Agreement shall not be entitled to enforce any of its terms under the Contract (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong). Under no circumstances shall any consent be required from any third party for the termination, rescission, amendment or variation of this 2nd Supplemental Agreement.

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IN WITNESS WHEREOF, this 2nd Supplemental Agreement has been executed on the day and year first above written.

The Subscriber

SIGNED by	)	For and on behalf of
its director for and on behalf of	)	STATE WISDOM HOLDINGS LIMITED
State Wisdom Holdings Limited	)	國穎控股有限公司
in the presence of:	)	.... Authorised Signature(s)

The Company

SIGNED by for and on behalf of **I Win Holdings Limited** in the presence of:	))))	*For and on behalf of* I Win Holdings Limited 一盈控股有限公司 .... *Authorized Signature(s)*